Exhibit 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED BOND PURCHASE AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED BOND PURCHASE AGREEMENT (this “First Amendment” and together with the Original Agreement (as defined herein), the “Agreement”) is entered into as of May 28, 2024, by and between Pure Plastic LLC, a Delaware limited liability company (the “Purchaser”), and PureCycle Technologies LLC, a Delaware limited liability company, qualified to do business in the State of Ohio (the “Seller” or the “Guarantor” and together with the Purchaser, the “parties”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Amended and Restated Bond Purchase Agreement dated as of May 7, 2024, between the Seller and Purchaser (the “Original Agreement”) or the Indenture (as defined herein), as applicable;

WHEREAS, the Seller and Purchaser entered into the Original Agreement, held the initial closing (the “Initial Closing”) on the Initial Closing Date and delivered additional Purchased Bonds on the First Additional Delivery Date as contemplated in the Original Agreement;

WHEREAS, upon settling the transaction contemplated in the Original Agreement to be settled on the Initial Closing Date by means of “free delivery” through UBS Financial Services, Inc., as agreed by the parties, the Depository Trust Company did not accept certain of the Purchased Bonds to be delivered on the Initial Closing Date, which are identified on Exhibit A-1 attached hereto and by this reference made a part hereof, for transfer within its book-entry system to the Purchaser, and subsequently, Seller and Purchaser agreed to the transfer by Seller to Purchaser (the “Subsequent Transfer”) of those Purchased Bonds indicated on Exhibit A-2 attached hereto and by this reference made a part hereof, to replace those Purchased Bonds identified on Exhibit A-1, at the Purchase Price set forth in the Original Agreement;

WHEREAS, upon the settlement of the Subsequent Transfer on this date, the Purchased Bonds identified on Exhibit A to the Original Agreement shall include, among others there indicated, those Purchased Bonds identified on Exhibit A-2, and not those Purchased Bonds that are identified on Exhibit A-1;

WHEREAS, Seller and Purchaser acknowledge and agree (a) to the settlement of the Subsequent Transfer upon the terms and conditions set forth herein and ratify any actions taken with respect to the settlement of the Subsequent Transfer by authorized persons on behalf of the Seller and Purchaser, respectively, and (b) that all conditions to be satisfied by Seller and Purchaser with respect to the Initial Closing have been met to the satisfaction of Seller and Purchaser; and

WHEREAS, Seller and Purchaser acknowledge and agree (a) that those Purchased Bonds transferred to Purchaser pursuant to the Original Agreement on the First Additional Delivery Date were transferred and settled on that date, and (b) that all conditions to be satisfied by Seller and Purchaser with respect to the First Additional Delivery Date have been met to the satisfaction of Seller and Purchaser; and

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained in this First Amendment, and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereto agree as follows:

1.
Preambles. The parties acknowledge and agree that the preambles to this First Amendment are accurate and complete and are hereby incorporated into this First Amendment.

2.
Purchased Bonds. Exhibit A to the Original Agreement is hereby amended as follows: Those Purchased Bonds identified on Exhibit A-1 to this First Amendment are deleted from Exhibit A, paragraph I. to the Original Agreement and those Purchased Bonds identified on Exhibit A-2 to this First Amendment are included on Exhibit A, in paragraph I. to the Original Agreement, resulting in a Restated Exhibit A to the Agreement, which is attached hereto as Exhibit A-3 and by this reference is incorporated herein. All other aspects of Exhibit A remain unchanged in the Restated Exhibit A.

3.
Cash from Purchaser. Seller and Purchaser acknowledge and agree that cash due to Seller from Purchaser on the Initial Closing Date and on the First Additional Delivery Date has been paid by Purchaser and received by Seller, and that the Deemed Satisfied Payoff Amount has been satisfied by Seller.

4.
Reaffirmation of Terms of Original Agreement. Seller and Purchaser hereby acknowledge and reaffirm the terms of the Original Agreement except as said terms are amended by this First Amendment, and agree that the Original Agreement as amended by this First Amendment comprises their entire Agreement, enforceable by and against each party thereto.

5.
Amendment and Waiver. No modification, amendment or waiver of any provision of the Agreement shall be effective against the Seller or the Purchaser unless such modification, amendment or waiver is approved in writing by the Seller and the Purchaser.

6.
Governing Law. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS FIRST AMENDMENT AND THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OHIO, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF OHIO OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF OHIO.

7.
Counterparts. This First Amendment may be executed (manually, electronically or digitally) in any number of counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument but will not be binding upon any party hereto unless and until executed by and delivered to all parties hereto. When properly executed and delivered, this First Amendment will be binding upon and inure to the benefit of the Purchaser and the Seller, and each of their respective successors and permitted assigns. The execution and delivery of this First Amendment by each party hereto may be evidenced by facsimile or other electronic transmission (including scanned documents delivered by email in pdf format), which will be binding upon all parties hereto.

8.
Severability, Entire Agreement, Etc. Whenever possible, each provision of this First Amendment and the Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this First Amendment or the Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this First Amendment and the Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. Except as otherwise expressly set forth herein, this First Amendment and the Agreement and the other agreements expressly mentioned herein embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

SELLER: PureCycle Technologies LLC By: /s/ Brad S. Kalter Brad S. Kalter Secretary PURCHASER: Pure Plastic LLC By: /s/ Daniel Gibson

[Signature page to First Amendment to Amended and Restated Bond Purchase Agreement]

Exhibit A-1

Par Amount CUSIP Number

$12,370,000 84355A AA0

A-1-1

Exhibit A-2

Par Amount CUSIP Number

$12,370,000 84355A AC6

A-2-1

Exhibit A-3

Restated Exhibit A

Purchased Bonds

I.
Purchased Bonds to be delivered to Purchaser on the Initial Closing Date include the following:

Par Amount CUSIP Numbers

$10,000,000 84355A AF9

$10,000,000 84355A AE2

$10,000,000 84355A AD4

$12,370,000 84355A AC6

$26,940,000 84355A AB8

$69,310,000

II.
Purchased Bonds to be delivered to Purchaser on the First Additional Delivery Date include the following:

Par Amount CUSIP Number

$6,250,000 84355A AB8

III.
Purchased Bonds to be delivered to Purchaser on the Final Additional Delivery Date include the following:

Par Amount CUSIP Numbers

$ 5,510,000 84355A AB8

$13,240,000 84355A AC6

$18,750,000

IV.
Total Par Amount of Bonds Purchased $94,310,000
V.
Total Purchase Price $75,448,000

A-3-1